UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A


             Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1935 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)
    (2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                                    ICON FUNDS
-------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I) (4) and 0-11.

    1) Title of each class of securities to which transaction applies:
       ------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:
       ------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:
       ------------------------------------------------------------------------

Total fee paid:
       ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
       ------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:
       ------------------------------------------------------------------------

    3) Filing Party:
       ------------------------------------------------------------------------

    4) Date Filed:
       ------------------------------------------------------------------------

September 25, 2002


Dear Fellow Shareholder:

The ICON Funds will hold a special meeting of shareholders on November 1, 2002 at our offices in Greenwood Village, Colorado. The purpose of the meeting is to vote on some important proposals affecting the Funds and you as a shareholder. This package contains information about the proposals, a proxy, and business reply envelope permitting you to vote by mail, and simple instructions on how to vote by phone or via the Internet.

As you will see from the enclosed materials, your Board of Trustees is requesting that you elect four Trustees to the ICON Funds Board. In addition, the Board is requesting that you approve changes to certain investment restrictions for your Funds. These changes are intended to modernize the restrictions, give the Funds greater investment flexibility, and facilitate portfolio compliance. We realize that the descriptions of some of these techniques are complex. Please be assured, however, that the Board of Trustees has carefully considered these proposals, believes they are in the best interests of the Funds, and unanimously recommends your "yes" vote on each of them.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE
ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD(S), BY PHONE OR VIA THE INTERNET. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT TELEPHONE SOLICITATIONS. IN THIS REGARD, THE COMPANY HAS RETAINED GEORGESON SHAREHOLDER COMMUNICATIONS, INC. TO ASSIST IN THE SOLICITATION OF PROXIES. IF YOU DO NOT VOTE, YOU MAY RECEIVE A TELEPHONE CALL FROM GEORGESON SHAREHOLDER COMMUNICATIONS, INC. REQUESTING YOUR VOTE.

We thank you for your prompt response to the Proxy Statement.

Sincerely,


/s/ Craig T. Callahan
------------------------------------
Craig T. Callahan
Chairman
ICON Funds

                                   ICON FUNDS

                                 PROXY STATEMENT


PLEASE VOTE
YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES. ACT NOW TO HELP THE FUNDS AVOID ADDITIONAL EXPENSE.

ICON Funds (the "Trust") will hold a special meeting of shareholders on November 1, 2002. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety - the explanations in the Proxy Statement will help you decide on the issues.

The following is an introduction to the proposals and the process:

Why am I being asked to vote?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

What issues am I being asked to vote on?

The proposals include the election of four Trustees to the Board and certain changes to the Trust's fundamental investment policies.

What are the responsibilities of the Board of Trustees?

The Board of Trustees is responsible for the general oversight of the Trust's business. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders. The Board, for example, periodically reviews the investment performance of the Funds as well as the quality of other services provided to the Funds.

Why are Trustees being elected?

Three Trustees currently serve on the Board of the Trust. The Board has determined that the Trust would benefit from a larger Board. The Board feels that it would be beneficial to increase the number of Trustees to six and would be beneficial to have new Trustees with a wide variety of backgrounds and experiences to help decide issues faced by the Board.

Expansion of the Board requires shareholder approval because, under the Investment Company Act of 1940 ("1940 Act"), the Board may fill vacancies or appoint new Trustees, only if, immediately after, at least two-thirds of the Trustees will have been elected by shareholders.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable. The Proxy Statement also includes a brief description of those Trustees that have previously been elected to the Board.

Why are some of the Trust's "fundamental policies" being changed or removed?

Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, the policies of the Trust were adopted when the Trust was established in 1996 to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Trust's operations.

By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays of future shareholder meetings. In addition, the investment adviser's ability to manage the Trust's assets may be enhanced.

The proposed amendments will:
o Reclassify those fundamental policies that are not required to be fundamental by the 1940 Act as "non-fundamental" policies;
o Simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and
o Remove fundamental policies that are no longer required by the securities laws of individual states.

What is the impact of having some "fundamental" policies being reclassified as "non-fundamental" policies?

As noted above, some "fundamental" policies have been redefined as "non-fundamental" policies. Non-fundamental policies require the approval of the Board to be changed, but do not require shareholder approval. This gives the Trust's Board additional flexibility to quickly respond to industry changes.

How do I vote my shares?

You may vote by telephone or through the Internet. Your proxy card has the telephone number and website listed on it. You save the Trust time and postage costs by voting by phone or through the Internet.

You may also vote by returning the enclosed Proxy Card. If you cast your vote by telephone or through the Internet, please don't return your proxy card. If you do not respond at all, Georgeson Shareholder Communications, Inc., the Funds' proxy solicitor, may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?

If you have any other questions or need further assistance in voting, please feel free to call our proxy solicitor, Georgeson Shareholder Communications, toll free at 1-866-444-1088.

After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

                                   ICON FUNDS

                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111
                       -----------------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                                November 1, 2002

                       -----------------------------------


To ICON Fund Shareholders:

      A Special Meeting of Shareholders ("Meeting") of ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure & Consumer Staples Fund, ICON Materials Fund, ICON Telecommunication & Utilities Fund, ICON Asia Pacific Region Fund, ICON North Europe Region Fund, ICON South Europe Region Fund, ICON Short-Term Fixed Income Fund and ICON Core Equity Fund (formerly the ICON Fund) (each a "Fund" and collectively the "Funds") each a series of ICON Funds, will be held at the offices of the Funds, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado on November 1, 2002 at 10:00 a.m. (Mountain Time). The Meeting is being held for the following purposes:

     (1)   To Elect Four Trustees to the Board of Trustees;

     (2)   Approve Changes to the Funds' Fundamental Investment Policies;

     (3) To Consider and Act Upon any Other Business that May Properly Come Before the Meeting or any Adjournments Thereof.

      The Proposals are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of one or more of the Funds at the close of business on September 10, 2002. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

     (1) Mail: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope;

     (2) Telephone: Have your proxy card available. Vote by telephone by calling the toll-free number on your proxy card. You may call anytime between 9:00 a.m. and 8:00 p.m. (Eastern Time). Enter the 12-digit control number on the proxy card. (A confirmation of your telephone vote will be mailed to you); or

     (3) Internet: Have your proxy card available. Vote on the Internet by accessing the website listed on your proxy card. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the website.


                                    By order of the Board of Trustees,

                                    /s/ Andra C. Ozols
                                    ------------------------------
                                    Andra C. Ozols, Secretary
                                    ICON Funds

Dated:  September 25, 2002
Greenwood Village, Colorado


-------------------------------------------------------------------------------

           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. If you sign, date and return the proxy card but give no instructions, your shares will be voted "FOR" the Proposals described above and "FOR" or "AGAINST" any other matter acted upon at the Meeting in the discretion of the persons named as proxies. Alternatively, you may vote your proxy by telephone or on the Internet in accordance with the instructions on the enclosed proxy card.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy promptly, no matter how large or small your holdings may be.
-------------------------------------------------------------------------------

                                   ICON FUNDS

                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111
                                 1-800-764-0442
                         ------------------------------
                                 PROXY STATEMENT
                         ------------------------------

                         Special Meeting of Shareholders
                                November 1, 2002


                                  INTRODUCTION

      This Proxy Statement is being furnished to the shareholders of ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure & Consumer Staples Fund, ICON Materials Fund, ICON Telecommunication & Utilities Fund, ICON Asia Pacific Region Fund, ICON North Europe Region Fund, ICON South Europe Region Fund, ICON Short-Term Fixed Income Fund and ICON Core Equity Fund (each a "Fund" and collectively the "Funds"), each a series of ICON Funds, a Massachusetts business trust ("ICON Funds" or "Trust"), by the Board of Trustees ("Board") of ICON Funds in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders or any adjournments thereof ("Meeting") to be held on November 1, 2002 at 10:00 a.m. (Mountain Time) at the offices of the Funds, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111. It is expected that the Notice of Special Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about September 25, 2002.

      As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on the following Proposals:

     (1)   To Elect Four Trustees to the Board of Trustees;

     (2)   Approve Changes to the Funds' Fundamental Investment Policies;

     (3) To Consider and Act Upon any Other Business that May Properly Come Before the Meeting or any Adjournments Thereof.

      Summarized below are the Proposals that shareholders of each Fund are being asked to consider:

-------------------------------------------------------------------------------

                                                       Proposal
-------------------------------------------------------------------------------
Applies to All Funds                  1.   To Elect Four Trustees to the Board
                                           of Trustees.
-------------------------------------------------------------------------------
Apply to All Funds                    2.A. To Modify a Fundamental Policy on
                                           Issuing Senior Securities;

                                      2.B. To Modify a Fundamental Policy on
                                           Borrowing;

                                      2.C. To Modify a Fundamental Policy on
                                           Underwriting Securities;

                                      2.D. To Approve the Elimination of a
                                           Fundamental Policy on Margin
                                           Purchases and Adopt a
                                           Non-Fundamental Policy on Margin
                                           Purchases;

                                      2.E. To Approve the Elimination of a
                                           Fundamental Policy on Short Sales
                                           and Adopt a Non-Fundamental Policy
                                           on Short Sales;

                                      2.F. To Approve the Elimination of a
                                           Fundamental Policy on Investing More
                                           Than 5% of a Fund's Assets in the
                                           Securities of Any One Issuer and the
                                           Elimination of a Fundamental Policy
                                           on Holding More Than 10% of the
                                           Voting Securities of Any Issuer and
                                           Adopt a Non-Fundamental Policy
                                           Setting Forth the Diversification
                                           Limits Required by the Internal
                                           Revenue Code to Qualify as a
                                           Regulated Investment Company;
-------------------------------------------------------------------------------
Applies to each Fund other than the   2.G. To Approve the Adoption of a
ICON Core Equity Fund (formerly the        Fundamental Policy With Respect to
ICON Fund)                                 the Investment Concentration of Each
                                           Fund Other Than The ICON Core Equity
                                           Fund.
-------------------------------------------------------------------------------
Apply to the ICON Core Equity Fund    2.H. To Approve the Adoption of a
(formerly the ICON Fund)                   Fundamental Policy With Respect to
                                           the Investment Concentration of the
                                           ICON Core Equity Fund.

                                      2.I. To Modify as to the ICON Core Equity
                                           Fund a Fundamental Policy on
                                           Investing More than 5% of the Fund's
                                           Assets in the Securities of Any One
                                           Issuer.
-------------------------------------------------------------------------------

      If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by ICON Funds, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" Proposals (1) through (2) listed above, and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

      The close of business on September 10, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting ("Record Date").

      Each share will be entitled to one vote at the Meeting and fractional shares will be entitled to proportionate fractional votes. As of the Record Date, the following numbers of shares were outstanding with respect to each class of each Fund:

        ------------------------------------------------------------
                                                 Number of
                                                  Shares
                                                Outstanding
                     Fund
        ------------------------------------------------------------
           ICON Consumer                      18,092,644.464
           Discretionary Fund
        ------------------------------------------------------------
           ICON Energy Fund                    6,443,215.526
        ------------------------------------------------------------
           ICON Financial Fund                 6,458,915.487
        ------------------------------------------------------------
           ICON Healthcare Fund                6,860,139.397
        ------------------------------------------------------------
           ICON Industrials Fund              14,133,274.691
        ------------------------------------------------------------
           ICON Information                   19,035,726.012
           Technology Fund
        ------------------------------------------------------------
           ICON Leisure &                      7,995,622.286
           Consumer Staples Fund
        ------------------------------------------------------------
           ICON Materials Fund                 7,684,942.248
        ------------------------------------------------------------
           ICON Telecommunications             3,869,947.937
           & Utilities Fund
        ------------------------------------------------------------
           ICON Asia-Pacific Region            1,202,425.672
           Fund
        ------------------------------------------------------------
           ICON North Europe                   1,360,374.420
           Region Fund
        ------------------------------------------------------------

        ------------------------------------------------------------
                                                 Number of
                                                  Shares
                                                Outstanding
                     Fund
        ------------------------------------------------------------
            ICON South Europe                    611,522.093
            Region Fund
        ------------------------------------------------------------
            ICON Short-Term                      662,253.075
            Fixed Income Fund
        ------------------------------------------------------------
            ICON Core Equity Fund
        ------------------------------------------------------------
              Class C Shares                   2,806,914.927
        ------------------------------------------------------------
              Class I Shares                   4,111,443.418
        ------------------------------------------------------------

      In addition, to the ICON Funds' knowledge, as of the Record Date, the following are all of the record owners of more than 5% of the outstanding shares of any class of each Fund:

                                                  Number of Shares   Percentage
Name and Address of Record                          Shares Owned     of the Fund
         Owner              Fund Name               Beneficially       Owned
Charles Schwab & Co. Inc.
101 Montgomery St.          ICON Consumer           1,302,507.894       7.20%
San Francisco, CA           Discretionary Fund
94104-4122                  ICON Energy Fund        2,729,198.392      42.36%
                            ICON Financial Fund     2,468,186.637      38.21%
                            ICON Healthcare Fund    1,834,795.864      26.75%
                            ICON Information        5,970,731.842      31.67%
                            Technology Fund
                            ICON Leisure & Consumer 1,352,277.882      16.91%
                            Staples Fund
                            ICON Materials Fund       430,726.282       5.61%
                            ICON Telecommunication    384,307.148       9.93%
                            & Utilities Fund
                            ICON Short-Term Fixed      37,562.952       5.67%
                            Income Fund
                            ICON Core Equity Fund-  1,061,526.428      25.82%
                            Class I

IMS & CO
PO Box 3865                 ICON Consumer          13,168,562.383      72.74%
Englewood, CO  80155-3865   Discretionary Fund
                            ICON Energy Fund        1,565,065.523      24.29%
                            ICON Financial Fund     2,519,345.376      39.01%
                            ICON Healthcare Fund    2,838,470.028      41.38%
                            ICON Industrials Fund  10,508,255.570      74.35%
                            ICON Information        5,146,818.107      27.04%
                            Technology Fund
                            ICON Leisure & Consumer 4,804,515.768      60.01%
                            Staples Fund
                            ICON Materials Fund     5,937,020.401      77.23%

                                                  Number of Shares   Percentage
Name and Address of Record                          Shares Owned     of the Fund
         Owner              Fund Name               Beneficially       Owned

                            ICON Telecommunication  2,249,069.539      58.12%
                            & Utilities Fund
                            ICON Asia-Pacific         753,824.097      62.69%
                            Region Fund
                            ICON North Europe         934,642.229      68.71%
                            Region Fund
                            ICON South Europe         409,454.813      66.96%
                            Region Fund
                            ICON Short-Term Fixed     380,363.857      57.44%
                            Income Fund
                            ICON Core Equity Fund-  1,105,674.356      26.89%
                            Class I

National Investor Service
Corp.
55 Water Street, Floor 32   ICON Energy Fund          400,649.288       6.22%
New York, NY  10041-0028

      As of the Record Date, the Trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of each class of each Fund.

      The Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph or in person by representatives of Georgeson Shareholder Communications, Inc., Meridian Investment Management Corporation (the "Adviser") or the Trust. All expenses in connection with preparing this Proxy Statement and its enclosures and additional solicitation expenses will be borne by the Funds.

      Quorum; Adjournment: The presence at the Meeting, in person or by proxy, of shareholders entitled to vote a majority of each Fund's outstanding shares is required for a quorum. In the event that a quorum is not present or a quorum is present at the Meeting but sufficient votes to approve the new item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A shareholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Broker Non-Votes; Abstentions: Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Accordingly, abstentions and broker non-votes effectively will be a vote against an adjournment of Proposal 2 because the required vote is a percentage of the shares present at the Meeting, but will have no impact on the Proposal to elect Trustees because the required vote is a plurality of the votes cast at the Meeting.

      Copies of ICON Funds most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may obtain a free copy of ICON Funds Annual Report for the fiscal year ended September 30, 2001, including audited financial statements, and/or ICON Funds Semi-Annual Report for the period ended March 31, 2002, by calling toll-free at 1-800-764-0442 or by mailing a written request to ICON Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

PROPOSAL 1: ELECTION OF TRUSTEES

      The Board has nominated the individuals identified below for election to ICON Funds' Board of Trustees. Under the Proposal, shareholders are being asked to vote on these nominees. Pertinent information about each nominee is set forth below. One of the nominees currently serves as a Trustee of ICON Funds. Three additional nominees are being proposed by the Independent Trustees now serving, to serve as Trustees of the ICON Funds.

      As a Massachusetts business trust, ICON Funds does not contemplate holding annual shareholder meetings for the purpose of electing Trustees. Thus, the Trustees will be elected for indefinite terms until a subsequent special shareholder meeting is called for the purpose of electing Trustees. It is the intention of the persons named in the enclosed proxy card to vote in favor of the election of each nominee for Trustee. Each nominee has consented to be named in this Proxy Statement and to serve as Trustee if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominee(s) as the Board may recommend. If at a future date a Board vacancy shall exist, the remaining Trustees may fill such vacancy by appointing another Trustee, so long as, immediately after the appointment, at least two-thirds of the Trustees have been elected by shareholders.

      The following table sets forth certain information regarding each nominee for Trustee. The second table sets forth certain information about the two Trustees that have previously been elected by shareholders of the Trust and are therefore not standing for election.


                         INFORMATION REGARDING NOMINEES
                             FOR ELECTION AS TRUSTEE
------------------------------------------------------------------------------------------------------
                                    Term of
                    Position(s)     Office-                          Principal
                    Held With       Length         Number of        Occupation(s)               Other
   Name, Age          ICON          of Time          Funds         During the Past          Directorships
  and Address         Funds         Served*        Overseen**        Five Years                 Held
------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
------------------------------------------------------------------------------------------------------
Glen F.             Trustee,        Since          All 14           President,              Director,
Bergert***;         Audit           1999           ICON             Venture Capital         Herre Bros,
P.O. Box 220,       Committee                      Funds.           Management LLC          Inc., a
Camp Hill,          Member,                                         (1997 to                contracting
Pennsylvania,       Valuation                                       present); General       company
17001; Age: 52.     Committee                                       Partner, SOGNO          (1998 to
                    Member;                                         Partners LP, a          present);
                    Nominating                                      venture capital         Director, Delta
                    Committee                                       company (2001 to        Dental of
                    Member.                                         present); General       Pennsylvania
                                                                    Partner, KPMG           an insurance
                                                                    Peat Marwick, LLP       company
                                                                    (1979 to 1997).         (1998 to
                                                                                            2002);
                                                                                            Director, DDP
                                                                                            Inc., an
                                                                                            insurance
                                                                                            company
                                                                                            (1998 to
                                                                                            2002);
                                                                                            Director, Delta
                                                                                            Reinsurance
                                                                                            Corporation
                                                                                            (2000 to
                                                                                            2002).
--------------------------------------------------------------------------------------------------------
John C.             Nominee.        N/A            N/A              Chief Investment        N/A
Pomeroy, Jr.;                                                       Officer and
103 Innovation                                                      Director of
Blvd, Suite                                                         Investments,
212, University                                                     Pennsylvania
Park,                                                               State University
Pennsylvania,                                                       (2001 to
16802; Age 55.                                                      present);
                                                                    Portfolio Manager
                                                                    and Product
                                                                    Manager, Trinity
                                                                    Investment
                                                                    Management
                                                                    Corporation, (1989 to
                                                                    2001).
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                    Term of
                    Position(s)     Office-                          Principal
                    Held With       Length         Number of        Occupation(s)               Other
   Name, Age          ICON          of Time          Funds         During the Past          Directorships
  and Address         Funds         Served*        Overseen**        Five Years                  Held
--------------------------------------------------------------------------------------------------------
Gregory Kellam      Nominee.        N/A            N/A              Senior Vice             Director-
Scott; 671                                                          President -             National
Gaylord Street,                                                     Law, General            Board of
Denver,                                                             Counsel and             Directors,
Colorado                                                            Secretary,              Constituency
80206; Age:  54.                                                    GenCorp, Inc., a        for Africa
                                                                    multinational           (1997 to
                                                                    technology based        present).
                                                                    manufacturing company
                                                                    (2002 to present);
                                                                    Vice President and
                                                                    General Counsel,
                                                                    Kaiser-Hill Company
                                                                    LLC, a nuclear clean-up
                                                                    and environmental
                                                                    remediation company
                                                                    (2000 to 2002);
                                                                    Justice, Colorado
                                                                    Supreme Court (1993
                                                                    to 2000).
-----------------------------------------------------------------------------------------------------------
Jonathan F.         Nominee.        N/A            N/A              President and           Director,
Zeschin; 1777                                                       Founder,                Wasatch
S. Harrison                                                         ESSENTIAL               Funds (2002
Street,                                                             Advisers, Inc., a       to present);
Skydeck;                                                            wealth management       Director,
Denver,                                                             and investment          Young
Colorado                                                            advisory firm           Americans
80210; Age 48.                                                      (2000 to present);      Education
                                                                    Managing Partner,       Foundation
                                                                    JZ Partners LLC,        and Young
                                                                    a business              Americans
                                                                    consulting firm         Bank(1998
                                                                    for investment          to present).
                                                                    management
                                                                    companies (1998 to
                                                                    present); President,
                                                                    Founders Asset
                                                                    Management LLC;
                                                                    an investment
                                                                    management company
                                                                    (1995 to 1998);
                                                                    Executive Vice
                                                                    President, INVESCO
                                                                    Funds Group, an
                                                                    investment advisory
                                                                    company (1992 to
                                                                    1995).
------------------------------------------------------------------------------------------------------------

   *    There is no defined term of office for Trustees of ICON Funds.
   ** A registration statement was filed on July 10, 2002 registering four additional series of ICON Funds. That registration is expected to go effective October 1, 2002.
   *** Mr. Bergert is the only current Trustee who has not previously been elected by the Funds' shareholders.


                        INFORMATION REGARDING PREVIOUSLY
                                ELECTED TRUSTEES
------------------------------------------------------------------------------------------------------------
                                    Term of
                    Position(s)     Office-                          Principal
                    Held With       Length         Number of        Occupation(s)              Other
   Name, Age          ICON          of Time          Funds         During the Past          Directorships
  and Address         Funds         Served*        Overseen**        Five Years                 Held
------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEE:
------------------------------------------------------------------------------------------------------------
R. Michael          Trustee,        Since          All 14           Senior Attorney          N/A
Sentel; 15663       Audit           1996           ICON             for U.S.Department
Wedge Way,          Committee                      Funds.           of Education (1996
Morrison,           Member,                                         to present);
Colorado, 80465;    Nominating                                      owner, Sentel &
Age: 54.            Committee                                       Company, a law
                    Member,                                         firm (1994 to
                    Valuation                                       present).
                    Committee
                    Member.
-----------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEE:
-----------------------------------------------------------------------------------------------------------
Craig T.            Trustee.        Since          All 14           President (1998 to       N/A
Callahan,***                        1996           ICON             present), Chief
5299 DTC                                           Funds.           Investment Officer
Boulevard,                                                          and Director (1991 to
Suite 1200,                                                         present) of Meridian
Greenwood                                                           Investment
Village,                                                            Management
Colorado;                                                           Corporation; President
Age: 51.                                                            (1998 to present),
                                                                    Director (1991 to
                                                                    present), and Vice
                                                                    President(1991 to
                                                                    1998) of Meridian
                                                                    Clearing Corporation;
                                                                    President (1998 to
                                                                    present), Chief
                                                                    Investment Officer
                                                                    and Director (1994 to
                                                                    present) and
                                                                    Secretary/Treasurer
                                                                    (1994 to 1998) of Meridian
                                                                    Management & Research.
-----------------------------------------------------------------------------------------------------------
                                       9

*   There is no defined term of office for Trustees of ICON Funds.
** A registration statement was filed on July 10, 2002 registering four additional series of ICON Funds. That registration is expected to go effective October 1, 2002.
*** Dr. Callahan settled an administrative proceeding with the Securities and Exchange Commission in December 1998 related to certain recordkeeping and performance advertising requirements. Dr. Callahan agreed, without admitting or denying the allegations, to the entry of a cease and desist order [In the Matter of Meridian Investment Management Corporation, Michael J. Hart, and Craig T. Callahan; Investment Advisers Act Release No. 1779 (December 28, 1998)].

Dr. Callahan is considered to be an "interested person" (as defined in the 1940
Act) of ICON Funds. Dr. Callahan is considered an interested person on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds' Adviser and Distributor.

Compensation of Trustees

      A Trustee who is an "interested person" of ICON Funds, within the meaning of Section 2(a)(19) of the 1940 Act, receives no salary or fees from ICON Funds. Each Trustee who is not an interested person of ICON Funds (e.g., an "Independent Trustee") receives a per meeting fee.

      ICON Funds currently pays each Independent Trustee a per meeting fee of $3,000, plus travel and other out-of-pocket expenses incurred by the Trustees in attending Board meetings. The table below includes certain information relating to the compensation of ICON Funds' Trustees for the fiscal year ended September 30, 2001. Annual Board fees may be reviewed periodically and changed by ICON Funds' Board. The Board recently increased the annual Board fees to $12,000. ICON Funds does not have any retirement plan for its Trustees.

                               Compensation Table
-------------------------------------------------------------------------------
 Name of Person and Position        Aggregate Compensation From ICON Funds*
-------------------------------------------------------------------------------
 Craig T. Callahan, Chairman                         $0
-------------------------------------------------------------------------------
 Glen F. Bergert, Trustee                          $10,000
-------------------------------------------------------------------------------
 R. Michael Sentel, Trustee                        $10,000
-------------------------------------------------------------------------------
 James W. Hire**                                   $10,000
-------------------------------------------------------------------------------

* Represents aggregate compensation paid to each Trustee during the fiscal year ended September 30, 2001. There are a total of 14 Funds in the Trust; these Funds represent all of the portfolios in the ICON Fund Complex. A registration statement was filed on July 10, 2002 registering four additional series of ICON Funds. That registration is expected to become effective October 1, 2002.
**  Mr. Hire resigned as a Trustee of the Board effective as of June 18, 2002.

      The following table shows each Trustee's or nominee's ownership of shares of ICON Funds' shares as of June 30, 2002:

-------------------------------------------------------------------------------------
                                                          Aggregate Dollar Range
                                                          of Equity Securities in
                                                              all Registered
                                                           Investment Companies
                               Dollar Range of Equity     Overseen by Trustee in
Name of Trustee or Nominee     Securities in the Fundsb    Family of Investment
                                                                Companies
-------------------------------------------------------------------------------------
Glen F. Bergert             o Asia-Pacific Fund:             $10,001 -$50,000
                              $1-$10,000
                            o Financial Fund:
                              $1-$10,000
                            o ICON Fund:
                              $1-$10,000
                            o Information Technology
                              Fund: $1-$10,000
-------------------------------------------------------------------------------------
Craig T. Callahan           o ICON Fund: over                Over $100,000
                              $100,000
-------------------------------------------------------------------------------------
John C. Pomeroy, Jr.        None                             None
-------------------------------------------------------------------------------------
R. Michael Sentel           None                             None
-------------------------------------------------------------------------------------
Gregory Kellam Scott        None                             None
-------------------------------------------------------------------------------------
Jonathan F. Zeschin         None                             None
-------------------------------------------------------------------------------------

Board of Trustees and Committee Meetings

      Under applicable law, the Board is responsible for management of the Funds and provides broad supervision over their affairs. Trust officers manage the day-to-day operations of the Funds under the direction of the Board.

      The Board met in person four times during the Trust's fiscal year ended September 30, 2001. Each Trustee attended all of the meetings of the Board and of any committee of which he was a member during that year.

      Audit Committee. The Audit Committee was formed (a) to oversee generally the Funds' accounting and financial reporting policies and practices, the Funds' internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of ICON Funds' financial statements and the independent audit thereof; and (c) to act as a liaison between the ICON Funds' independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Trustees; its members are Mr. Bergert and Mr. Sentel. The Audit Committee normally meets two times a year, or as otherwise required. During the fiscal year ended September 30, 2001, the Audit Committee met two times.

      Valuation Committee. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the Board. The Valuation Committee is composed entirely of Independent Fund Trustees. While the Valuation Committee did not hold an in-person meeting during the fiscal year ended September 30, 2001, its members acted on various valuation matters by written consent.

      Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Fund Trustees. The Nominating Committee is composed entirely of Independent Fund Trustees; its members are Mr. Bergert and Mr. Sentel. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of President, ICON Funds, 5299 DTC Boulevard, Greenwood Village, Colorado 80111. The Nominating Committee meets as required. During the fiscal year ended September 30, 2001, the Committee did not meet.

Officers of ICON Funds

      The following table lists the officers of the Trust. Each officer's address is 5299 DTC Boulevard, Greenwood Village, Colorado 80111.

--------------------------------------------------------------------------------
                             Position Held with Trust    Principal Occupation
       Name and Age         and Length of Time Served*  During Past Five Years
--------------------------------------------------------------------------------
Craig T. Callahan           President of the Trust      President (1998 to
Age:  51                    since its inception in      present), Chief
                            1996.                       Investment Officer and
                                                        Director (1991 to
                                                        present) of Meridian
                                                        Investment Management
                                                        Corporation; President
                                                        (1998 to present),
                                                        Director (1991 to
                                                        present), and Vice
                                                        President (1991 to 1998)
                                                        of Meridian Clearing
                                                        Corporation; President
                                                        (1998 to present), Chief
                                                        Investment Officer and
                                                        Director (1994 to
                                                        present) and
                                                        Secretary/Treasurer
                                                        (1994 to 1998) of
                                                        Meridian Management &
                                                        Research.
--------------------------------------------------------------------------------
                                       12


--------------------------------------------------------------------------------
                            Position Held with Trust*    Principal Occupation
       Name and Age         and Length of Time Served   During Past Five Years
--------------------------------------------------------------------------------
Erik L. Jonson              Vice President and Chief    Chief Financial Officer
Age:  52                    Financial Officer of the    (1996 to present) and
                            Trust since its inception   Vice President, Meridian
                            in 1996.                    Investment Management
                                                        Corporation (1998 to
                                                        Present); Chief Financial
                                                        Officer and Secretary,
                                                        Meridian Management &
                                                        Research Corporation
                                                        (1996 to present); Vice
                                                        President and Treasurer
                                                        (March 2002 to present);
                                                        Secretary/Treasurer,
                                                        Meridian Clearing
                                                        Corporation (1998 to
                                                        2002).
--------------------------------------------------------------------------------
Andra C. Ozols              Vice President and          Vice President, General
Age:  41                    Secretary of the Trust      Counsel, and Secretary,
                            since March 2002.           Meridian Investment
                            Vice President and          Management Corporation
                            Secretary of Trust in       (March 2002 to present
                            1998.                       and January 1998 to
                                                        October 1998); Vice
                                                        President and Secretary,
                                                        Meridian Clearing
                                                        Corporation (March 2002
                                                        to present); Vice
                                                        President (1999 to 2002)
                                                        and Assistant General
                                                        Counsel (October 1998 to
                                                        February 2002), Founder
                                                        Asset Management LLC;
                                                        Branch Chief (1993 to
                                                        1995) and Enforcement
                                                        Attorney (1990 to 1995
                                                        and 1996 to 1998) U.S.
                                                        Securities and Exchange
                                                        Commission.
--------------------------------------------------------------------------------

* There is no defined term of office for Officers of ICON Funds.

The officers of the Trust are interested persons (as defined in the 1940 Act) and receive no compensation directly from ICON Funds for performing the duties of their offices.

      Required Vote. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE "FOR" EACH OF THE NOMINEES


-------------------------------------------------------------------------------

PROPOSAL 2: TO APPROVE CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT POLICIES AND OBJECTIVES OF THE FUNDS.

      At a meeting on August 12, 2002, the Board unanimously approved, subject to shareholder approval, certain changes to the Funds' fundamental investment policies.

      Reasons for the Proposed Changes. As required by the Investment Company Act of 1940, as amended ("1940 Act"), each Fund has adopted certain fundamental investment policies ("fundamental policies"), which are set forth in the Funds' Statement of Additional Information. These fundamental policies may be changed only with shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval.

      Certain of the fundamental policies that the Funds have adopted in the past reflect business or industry conditions or statutory or regulatory requirements that are no longer in effect. Other fundamental policies reflect regulatory requirements that remain in effect, but which are not required to be stated as fundamental, or in some cases even as non-fundamental policies. Also, on October 11, 1996, the National Securities Markets Improvement Act of 1996 ("NSMIA") was enacted. NSMIA created a national system of regulating mutual funds by preempting certain state securities or "blue sky" laws that apply to mutual funds. Therefore, certain of the fundamental policies reflect state regulatory requirements with which the Funds are no longer required to comply.

      Accordingly, the Board has approved revisions to certain of the Funds' fundamental policies in order to modernize a number of the investment policies that are required to be fundamental and to eliminate certain fundamental policies that are not legally required. In some instances, if an existing fundamental policy is eliminated because it is no longer required to be fundamental, the Fund intends to implement a similar policy as a non-fundamental policy.

      The Board is sensitive to shareholder voting rights. However, the Board believes that by reducing the number of investment policies that can be changed only by shareholder vote, each Fund will be able to avoid the costs and delays associated with a shareholder meeting when making changes to its investment policies that, at a future time, the Board may consider desirable.

      ALTHOUGH THE PROPOSED CHANGES WILL ALLOW THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE ADVISER HAS REPRESENTED TO THE TRUSTEES THAT NONE OF THE PROPOSED CHANGES ARE INTENDED TO MODIFY THE WAY ANY FUND IS CURRENTLY MANAGED. The Trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the level of risk associated with investing in the Funds or the manner in which the Adviser manages the Funds. If adopted, each Fund will interpret the new restrictions in light of future rules and orders of the Securities and Exchange Commission ("SEC") and SEC staff interpretations of relevant law.

      The text and a summary description of each proposed change to the affected Funds' fundamental policies are set forth below. The text below also describes those non-fundamental policies that the Funds intend to implement in conjunction with the elimination of fundamental policies under this Proposal. To the extent that a current fundamental policy is replaced by a non-fundamental policy, such policy could in the future be changed by the Board without approval of the affected shareholders, subject to disclosure to existing and prospective investors, as may be required by law.

      If approved by shareholders of the affected Fund, the modification or elimination of a fundamental policy and, if applicable, the implementation of a new non-fundamental policy shall become operative concurrently with the effectiveness of an amendment to the Fund's registration statement describing the change. If a Proposal is not approved as to a particular Fund, that Fund's current policy with regard to that Proposal will remain unchanged.

PROPOSALS 2.A. THROUGH 2.G. APPLY TO ALL ICON FUNDS

2.A.  To Modify a Fundamental Policy on Issuing Senior Securities.

      Each Fund's current fundamental policy on issuing senior securities is as follows:

      No Fund may issue senior securities.

      The Board recommends that shareholders vote to modify the policy set forth above and replace it with the following:

      No Fund may issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.

      Reasons for Change. The purpose of the Proposal is to clarify exceptions to the definition of "senior security," to eliminate any question about each Fund's ability to use certain investment techniques that may be deemed to be "senior securities" under the 1940 Act. Although the definition of "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a Fund that involves a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders.

      The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that technically might be considered senior securities as long as certain conditions are satisfied. The proposed fundamental restriction will confirm the ability of the Funds to engage in these transactions which include, among other things: purchasing and selling options, forward contracts, futures contracts (including those relating to indices), and options on futures contracts or indices; borrowing money to the extent permitted by the proposed borrowing restriction; pledging their assets to the extent necessary to secure permitted borrowings; and entering into commitments, including reverse repurchase agreements and purchasing securities on a delayed delivery or when-issued basis (which may obligate a Fund to pay money at a future date that is longer than the normal settlement period). These activities do not constitute the issuance of senior securities under current legal and regulatory interpretations. From time to time, the staff of the SEC may adopt positions as to whether other techniques that may potentially be senior securities are nevertheless consistent with the policies and requirements of the 1940 Act. Under the proposed restriction, the Funds would be permitted to use such investment techniques, provided they are consistent with their other investment restrictions. Thus, the new restriction would give the Funds flexibility to adapt to changing regulatory positions regarding senior securities.

      Effect of Change on Funds and Shareholders. Adoption of the proposed senior securities limitation is not expected to have any material effect upon the investment techniques employed by the Funds. It merely provides express authorization to make investments or engage in practices permitted by other Investment Restrictions.

2.B.  To Modify a Fundamental Policy on Borrowing.

      The current fundamental policy on borrowing is as follows:

      No Fund may borrow money, except that the Fund may borrow not in excess of 33 1/3% of the total assets of the Fund from banks as a temporary measure for extraordinary purposes.

      The Board recommends that shareholders vote to modify the policy set forth above and replace it with the following:

      No Fund may borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets.

      Reasons for Change. This recommendation provides flexibility by permitting the investment policy to mirror the restrictions on borrowing imposed by the 1940 Act. It also excludes from the restriction certain securities that could be considered borrowing but do not represent the same kinds of risk as unrestricted borrowing.

      Effects of Change on Funds and Shareholders. The Funds currently intend to borrow only for temporary or emergency purposes, such as, for example, meeting excessive or unanticipated redemptions of Fund shares that exceed available cash. Although the Funds do not intend to borrow for leveraging, under this restriction the Funds could leverage if Meridian believed that leveraging was in the Funds' best interests. Leveraging involves certain risks. For example, leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value. Additionally, money borrowed will be subject to interest and other costs.

      To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund's shareholders, as dividends will be reduced. Reverse repurchase agreements create leverage and are considered borrowing for purposes of the Fund's investment limitations.

2.C.  To Modify a Fundamental Policy on Underwriting Securities.

      Each Fund's current fundamental policy on underwriting securities is as follows:

      No Fund may underwrite the securities of other issuers.

      The Board recommends that shareholders vote to modify the policy set forth above and replace it with the following:

      No Fund may act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.

      Reasons for Change. This recommendation includes an exception which clarifies that a Fund may dispose of portfolio securities even though the Fund technically could be considered an underwriter under the federal securities laws in connection with the disposition. Although this exception likely is inherent in the current restriction, the proposed restriction clearly provides for the exception.

      Effect of Change on Funds and Shareholders. This change merely clarifies the scope of the restriction and will not change the Funds' investment practices or increase risk to shareholders.

2.D. To Approve the Elimination of a Fundamental Policy on Margin Purchases and Adopt a Non-Fundamental Policy on Margin Purchases.

      Each Fund's current fundamental policy on buying on margin is as follows:

      No Fund may purchase any security on margin, except that it may obtain short-term credits as are necessary for clearance of securities transactions. This restriction does not apply to bona fide hedging activity utilizing financial futures and related options.

      The Board recommends that shareholders vote to eliminate this fundamental policy. If the Proposal is approved by shareholders, the following non-fundamental policy will be adopted for each Fund:

      No Fund may purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.

      Reasons for Change. The 1940 Act makes it unlawful for a Fund to purchase securities on margin except for such short-term credits as necessary for the clearance of transactions and except as the Securities and Exchange Commission ("SEC") may prescribe. However, the 1940 Act does not require that this be stated as a fundamental policy. If this Proposal is approved by the shareholders of a Fund, the Fund will implement the proposed non-fundamental policy set forth above. The proposed non-fundamental policy permits a Fund to purchase securities on margin under certain circumstances and makes clear that short-term credits necessary for the clearance of transactions and margin payments and other deposits made in connection with financial instruments are not considered purchasing securities on margin. The Board believes that elimination of the fundamental policy and adoption of the non-fundamental policy will provide the Funds with greater investment flexibility.

      Effect of Change on Funds and Shareholders. Elimination of the fundamental restriction prohibiting purchases of securities on margin is not expected to have any material effect upon the investment techniques employed by the Funds. Substitution of the non-fundamental restriction continues the prohibition against the purchase of securities on margin, but provides express authorization to make investments or engage in practices permitted by other investment restrictions and by existing laws and regulations.

2.E. To Approve the Elimination of a Fundamental Policy on Short Sales and Adopt a Non-Fundamental Policy on Short Sales.

      Each Fund's current fundamental policy on selling short is as follows:

      No Fund may make short sales in situations where the security is not owned by the Fund.

      The Board recommends that shareholders vote to eliminate this fundamental policy. If the Proposal is approved by shareholders, the following non-fundamental policy will be adopted for each Fund:

      No Fund may sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.

      Reasons for Change. The 1940 Act makes it unlawful for a Fund to effect a short sale of any security, except in connection with an underwriting in which the Fund is a participant and except as the SEC may prescribe. However, the 1940 Act does not require that this be stated as a fundamental policy. The proposed non-fundamental policy outlines exceptions to the policy, which generally prohibits a Fund from selling securities short. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The proposed non-fundamental policy permits short sales "against the box," when an investor sells securities short while owning the same securities in the same amount or having the right to obtain equivalent securities. It also permits a Fund to borrow a security on a short-term basis and to enter into short positions in a variety of financial instruments. The Board believes that elimination of the fundamental policy and adoption of the non-fundamental policy will provide the Funds with greater investment flexibility.

      Effect of Change on Funds and Shareholders. Elimination of the fundamental restriction prohibiting short sales if the security is not owned by the Fund is not expected to have any material effect upon the investment techniques employed by the Funds. Substitution of the non-fundamental restriction continues the prohibition against selling securities short if not owned by the Fund, but also enables a Fund to sell a security short if the Fund has the right to obtain equivalent securities.

2.F To Approve the Elimination of a Fundamental Policy on Investing More Than 5% of a Fund's Assets in the Securities of Any One Issuer and the Elimination of a Fundamental Policy on Holding More Than 10% of the Voting Securities of Any Issuer and Adopt a Non-Fundamental Policy Setting Forth the Diversification Limits Required Under the Internal Revenue Code to Qualify as a Regulated Investment Company.

      Each Fund's current fundamental policy on investing more than 5% of a Fund's assets in the securities of any one issuer is as follows:

      No Fund may invest more than 5% of the value of its total assets, with respect to 50% of a Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

      Each Fund's current fundamental policy on investing more than 10% of a Fund's assets in the securities of any one issuer is as follows:

      No Fund may acquire more than 10% of the voting securities of any one issuer.

      The Board recommends that shareholders vote to eliminate these fundamental policies. If the Proposal is approved by shareholders, the following non-fundamental policy will be adopted for each Fund:

      In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

      Reasons for Change. The current fundamental restrictions relate to the diversification tests for mutual funds under the Internal Revenue Code of 1986, as amended (the "Code"). Under the 1940 Act, a fund is not required to adopt the diversification tests under the Code as fundamental restrictions. The Trustees therefore recommend that each Fund eliminate these fundamental diversification restrictions. This will provide the Funds with significantly increased flexibility in adapting to future SEC and Internal Revenue Service rule changes and interpretations. This change will not, however, change the way the Funds currently operate.

      The non-fundamental policy that would be adopted by the Board would reiterate that the Funds intend to comply with the diversification requirements of the Code. For purposes of the Code's diversification requirements, Subchapter M generally requires that a Fund invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of a Fund's total assets are invested in securities of any one issuer, and (b) a Fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other regulated investment companies.

      Effect of Change on Funds and Shareholders. Elimination of these fundamental restrictions prohibiting investments of more than 5% of the value of a Fund's total assets in securities of any one issuer with respect to 50% of a Fund, and prohibiting the purchase of more than 10% of the outstanding voting securities of an issuer, is not expected to have any material effect upon the investment techniques employed by the Funds. Substitution of the non-fundamental restriction modifies the way in which the Funds state their compliance with the diversification requirements of Subchapter M of the Code.

PROPOSAL 2.G. APPLIES TO EACH FUND OTHER THAN THE ICON CORE EQUITY FUND (formerly the ICON Fund).

2.G. To Approve the Adoption of a Fundamental Policy With Respect to the Investment Concentration of the Funds other than the ICON Core Equity Fund.

      The Board recommends that shareholders vote to adopt the following fundamental policy for the Funds other than the ICON Core Equity Fund.

      Each Fund is a sector fund and may concentrate its investments in certain industries or groups of industries included within the sector in which the Fund invests.

      Reasons for Changes. The 1940 Act requires every fund to have a fundamental policy relating to concentration. This fundamental investment restriction is being proposed to conform the Funds' restrictions to the 1940 Act requirements.

      Effect of Change on Funds and Shareholders. This change merely clarifies the scope of the Funds' respective policies on concentration and will not change the Funds' investment practices or increase risk to shareholders.

PROPOSAL 2.H. and 2.I. APPLY TO THE ICON CORE EQUITY FUND (formerly the ICON Fund).

2.H. To Approve the Adoption of a Fundamental Policy with Respect to the Investment Concentration of the ICON Core Equity Fund.

      The Board recommends that shareholders vote to adopt the following fundamental policy for the ICON Core Equity Fund.

      The ICON Core Equity Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      Reasons for Changes. The 1940 Act requires every fund to have a fundamental policy relating to concentration. This fundamental investment restriction is being proposed to conform the Fund's restrictions to the 1940 Act requirements.

      Effect of Change on Fund and Shareholders. This change merely clarifies the scope of the Fund's policy on concentration and will not change the Fund's investment practices or increase risk to shareholders.

2.I. To Modify as to the ICON Core Equity Fund a Fundamental Policy on Investing More than 5% of the Fund's Assets in the Securities of Any One Issuer.

      The fundamental policy currently applicable to the ICON Core Equity Fund on investing more than 5% of a Fund's assets in the securities of any one issuer is as follows:

      No Fund may invest more than 5% of the value of its total assets, with respect to 50% of a Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

      The Board recommends that shareholders vote to modify the policy set forth above and replace it with the following:

      With respect to 75% of the ICON Core Equity Fund's total assets, the Fund may not purchase the securities of any issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
      (b) the Fund would hold more than 10% of the voting securities of that issuer.

      Reasons for Change. The 1940 Act distinguishes funds that are "diversified" and those that are "non-diversified." A diversified fund, among other things, is prohibited from purchasing securities of any one issuer if, as to 75% of the fund's total assets (compared to 50% for non-diversified funds), more than 5% of the fund's total assets would be invested in securities of that issuer at the time of purchase. This 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The 1940 Act requires diversified funds to adopt a fundamental restriction related to its diversification policies. The Trustees propose to amend the ICON Core Equity Fund's diversification policy to specifically state that the Fund is a diversified Fund.

      Effect of Change on Funds and Shareholders. This change merely clarifies the diversification status of the ICON Core Equity Fund and will not change the Fund's investment practices.

                                  REQUIRED VOTE
As to each Fund, approval of Proposals 2.A. through 2.I will require the affirmative vote of a majority of the outstanding shares of that Fund voting separately. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the total outstanding shares of that Fund.

              THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND
                   VOTE "FOR" EACH SUB-SECTION OF PROPOSAL 2.

                         ----------------------------

                                  OTHER MATTERS

      No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of ICON Funds.

                             SOLICITATION OF PROXIES

      The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but may also be made by telephone by Georgeson Shareholder Communications, Inc., professional proxy solicitors, who will be paid fees and expenses of approximately $40,441 for soliciting services. If votes are recorded by telephone, Georgeson Shareholder Communications, Inc. will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that shareholders instructions have been properly recorded. Shareholders also may vote by mail or through a secure Internet site. Proxies by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

                  THE FUNDS' ADVISER, DISTRIBUTOR, AND ADMINISTRATOR

      Meridian Investment Management Corporation is located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado. The Adviser is a wholly-owned subsidiary of Meridian Management and Research, Inc. ("MM&R"). The Adviser serves as manager and investment advisor to each of the Funds pursuant to an Investment Advisory Agreement.

      Meridian Clearing Corporation, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado, is a wholly owned subsidiary of MM&R and serves as each Fund's distributor pursuant to underwriting agreements with each Fund and is also compensated for its distribution and shareholder services pursuant to the ICON Fund's Rule 12b-1 plan.

      Meridian Investment Management Corporation also serves as administrator to each Fund pursuant to a Management and Administration Agreement.

                            SHAREHOLDER PROPOSALS

      As a general matter, ICON Funds does not hold regular annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of ICON Funds' shareholders should send such proposals to ICON Funds at 5299 DTC Boulevard, Greenwood Village, Colorado 80111. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to proposals submitted on an untimely basis.


                                    By order of the Board of Trustees,


                                    /s/ Craig T. Callahan
                                    ------------------------------------------
                                    Craig T. Callahan, President


                                    /s/ Andra C. Ozols
                                    ------------------------------------------
                                    Andra C. Ozols, Secretary
                                    ICON Funds

Dated:  September 25, 2002

[FORM OF PROXY CARD]

ICON FUNDS

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE 1-800-690-6903
OR LOG ON TO WWW.PROXYWEB.COM

[NAME OF INDIVIDUAL FUND]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE "FOR" EACH PROPOSAL

The undersigned appoints Craig T. Callahan, Andra C. Ozols and Erik L. Jonson or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the "Fund") held by the undersigned on September 10, 2002, at a Special Meeting of Shareholders of the Fund, to be held at the offices of the ICON Funds, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, on November 1, 2002 at 10:00 a.m. (Mountain time) and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are hereby revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.


----------------------------                    -------------------------
Shareholder(s)signs here                        Date

PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

This proxy will be voted as instructed on the matters set forth below. If no choice is specified, this proxy will be voted FOR all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

Please refer to your Proxy Statement for a complete discussion of the proposals applicable to your Fund.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.[X] PLEASE DO NOT USE FINE POINT PENS.

Applies to All ICON Funds

1.  To Elect Four Trustees to the Board of
    Trustees.                                          WITHHOLD        FOR ALL
                                            FOR ALL       ALL          EXCEPT*

(01) Glen F. Bergert, (02) John C.                                                   1.
     Pomeroy, Jr., (03) Gregory Kellam
     Scott, (04) Jonathan F. Zeschin          [ ]         [ ]            [ ]

*    To withhold authority to vote for any
     individual nominee mark the box "For
     All Except" and write the nominee's
     number on the line below.



Apply to All ICON Funds
                                            FOR        AGAINST         ABSTAIN
2.A. To Modify a Fundamental Policy on
     Issuing Senior Securities.             [ ]          [ ]             [ ]         2.A.
2.B. To Modify a Fundamental Policy on
     Borrowing.                             [ ]          [ ]             [ ]         2.B.
2.C. To Modify a Fundamental Policy on
     Underwriting Securities.               [ ]          [ ]             [ ]         2.C.
2.D. To Approve the Elimination of a
     Fundamental Policy on Margin
     Purchases and Adopt a Non-Fundamental
     Policy on Margin Purchases.            [ ]          [ ]             [ ]         2.D.
2.E. To Approve the Elimination of a
     Fundamental Policy on Short Sales and
     Adopt a Non-Fundamental Policy on
     Short Sales.                           [ ]          [ ]             [ ]         2.E.
2.F. To Approve the Elimination of a
     Fundamental Policy on Investing More
     Than 5% of a Fund's Assets in the
     Securities of Any One Issuer and the
     Elimination of a Fundamental Policy
     on Holding More Than 10% of the
     Voting Securities of Any Issuer and
     Adopt a Non-Fundamental Policy
     Setting Forth the Diversification
     Limits Required by the Internal
     Revenue Code to Qualify as a
     Regulated Investment Company.          [ ]          [ ]             [ ]         2.F.

Applies to Each ICON Fund Other Than the
ICON Core Equity Fund (formerly the ICON
Fund)
2.G. To Approve the Adoption of a
     Fundamental Policy With Respect to
     the Investment Concentration of Each
     Fund Other Than The ICON Core Equity
     Fund.                                  [ ]          [ ]             [ ]         2.G.

Apply to the ICON Core Equity Fund
(formerly the ICON Fund)
2.H. To Approve the Adoption of a
     Fundamental Policy With Respect to
     the Investment Concentration of the
     ICON Core Equity Fund.                 [ ]          [ ]             [ ]         2.H.
2.I. To Modify as to the ICON Core Equity
     Fund a Fundamental Policy on
     Investing More than 5% of the Fund's
     Assets in the Securities of Any One
     Issuer.                                [ ]          [ ]             [ ]         2.I.

[BUCKSLIP FOR REGISTERED SHAREHOLDERS]

THREE CONVENIENT WAYS TO VOTE YOUR PROXY

The enclosed Proxy Statement details important issues affecting your ICON Funds investment. Help us save time and postage costs - savings we pass along to you-by voting online or by telephone. Each method is available 24 hours a day and will ensure that your vote is confirmed and recorded immediately. You may, or course, also vote by mail.

TO VOTE ONLINE:

1. Read the Proxy Statement and have your proxy card(s)at hand.

2. Go to www.proxyweb.com.

3. Enter the 12-digit Control Number from your proxy card(s).

4. Follow the simple instructions.

TO VOTE BY TELEPHONE:

1. Read the Proxy Statement and have your proxy card(s)at hand.

2. Call toll-free 1-800-690-6903.

3. Enter the 12-digit Control Number from your proxy card(s).

4. Follow the simple recorded instructions.

TO VOTE BY MAIL:

1. Read the Proxy Statement.

2. Simply mark, sign, and date the enclosed proxy card(s)

3. Mail the proxy card(s) in the postage-paid envelope provided.

There is no need to mail the proxy card if you are voting by Internet or telephone.

REMEMBER YOUR VOTE COUNTS.  VOTE TODAY!

[LOGO]

[BUCKSLIP FOR BENEFICIAL SHAREHOLDERS]

THREE CONVENIENT WAYS TO VOTE YOUR PROXY

The enclosed Proxy Statement details important issues affecting your ICON Funds investment. Help us save time and postage costs - savings we pass along to you-by voting online or by telephone. Each method is available 24 hours a day and will ensure that your vote is confirmed and recorded immediately. You may, or course, also vote by mail.

TO VOTE ONLINE:

1. Read the Proxy Statement and have your proxy card(s)at hand.

2. Go to  www.proxyvote.com.

3. Enter the 12-digit Control Number from your proxy card(s).

4. Follow the simple instructions.

TO VOTE BY TELEPHONE:

1. Read the Proxy Statement and have your proxy card(s)at hand.

2. Call toll-free 1-800-454-8683.

3. Enter the 12-digit Control Number from your proxy card(s).

4. Follow the simple recorded instructions.

TO VOTE BY MAIL:

1. Read the Proxy Statement.

2. Simply mark, sign, and date the enclosed proxy card(s)

3. Mail the proxy card(s) in the postage-paid envelope provided.

There is no need to mail the proxy card if you are voting by Internet or telephone.

REMEMBER YOUR VOTE COUNTS.  VOTE TODAY!

[LOGO]